                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report APRIL 14, 2000

                (Date of earliest event reported: April 9, 2000)
                     BULLET ENVIRONMENTAL TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

        Delaware                                 1-15165                                    98-0208402
(State of incorporation)                 (Commission File Number)                (IRS Employer Identification No.)

                        1177 West Hastings Street, #1818
                           Vancouver, British Columbia
                                     Canada
                                 (604) 602-1717
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                 Not applicable.
          (Former name or former address, if changed since last report)

            ITEM 5. OTHER EVENTS

            Registrant has terminated its negotiations with Somerset Financial Partners, Inc, ("Somerset") for Registrant's acquisition of Somerset. Registrant and Somerset executed a mutual termination and release agreement as of April 9, 2000. Registrant is not currently engaged in any business.

            ITEM 7. EXHIBITS

            99. Press release announcing mutual termination and release agreement.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BULLET ENVIRONMENTAL TECHNOLOGIES, INC.

Date                                      /s/
    -----------------               -------------------------------------------
                                    G.W. Norman Wareham,
                                    President